Exhibit 10.68

FOURTH AMENDMENT TO THE BRANDED JOBBER CONTRACT

This Fourth Amendment to the Branded Jobber Contract (“Fourth Amendment”) dated July 30, 2007 (“Amendment Date”) is between BP Products North America Inc., a Maryland corporation with offices at 28100 Torch Parkway, Warrenville, Illinois 60555 (“Company”), and The Pantry, Inc., a Delaware corporation with an address at Post Office Box 1410, 1801 Douglas Drive, Sanford, North Carolina 27330 (“Jobber”).

WITNESSETH:

WHEREAS, Company and Jobber have entered into a Branded Jobber Contract dated February 1, 2003 (“Branded Jobber Contract”), as amended by an Amendment to the Branded Jobber Contract dated February 14, 2003 (“First Amendment”), a Second Amendment to the Branded Jobber Contract dated June 11, 2004 (“Second Amendment”) and a Third amendment to the Branded Jobber Contract dated July 18, 2006 (“Third Amendment”), in which Company agrees to sell and Jobber agrees to purchase and receive Company’s currently offered and available BP branded gasoline products, as determined and designated by Company; and

WHEREAS, both parties desire to amend the Branded Jobber Contract and to amend Third Amendment, to include additional terms and conditions and modify existing terms and conditions.

IN CONSIDERATION OF the mutual covenants, conditions and promises contained in this Fourth Amendment, Company and Jobber hereby agree as follows:

A.	Capitalized Terms. Unless as otherwise indicated, all capitalized terms used but not defined in this Fourth Amendment have the same meanings assigned to them in the Branded Jobber Contract.

B.	Amended Terms.

1.        Paragraph 35 of the Branded Jobber Contract as amended is deleted in its entirety and replaced with the following:

35.        Minimum Volume. During each period indicated in the chart below, Jobber will purchase a minimum volume of Branded Product (as defined below) (“Minimum Volume Requirement”) as specifically set forth below; provided, however, that Jobber may satisfy the Minimum Volume Requirement for the period ended September 30, 2008 by (i) purchasing the number of gallons set forth below, or (ii) purchasing at least 537,000,000 gallons of Branded Product during the twelve (12) months ended September 30, 2008. If Jobber satisfies the Minimum Volume Requirement for the period ended September 30, 2008 in accordance with either (i) or (ii) in the previous sentence, Jobber will not be responsible for the guarantee payment specified in paragraph 36 for such period. For purposes of paragraphs 35, 36, 37, 38, 44 and 45 of the Branded Jobber contract, “Branded Product” means branded gasoline products and does not include diesel fuel (unbranded or branded) and unbranded gasoline products.

Period		Minimum Volume Requirement
From	To	(in gallons)
July 1, 2005	Sept. 30, 2006	485,000,000
Oct. 1, 2006	Sept. 30, 2008	1,071,000,000
Oct. 1, 2008	Sept. 30, 2009	570,430,000
Oct. 1, 2009	Sept. 30, 2010	581,870,000
Oct. 1, 2010	Sept. 30, 2011	587,700,000
Oct. 1, 2011	Sept. 30, 2012	593,590,000

C.	Entire Agreement. Except as expressly provided in this Fourth Amendment, all terms and conditions of the Branded Jobber Contract as amended shall remain in full force and effect.

D.	Counterparts. This Fourth Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which taken shall constitute one and the same instrument.

F.	Conflicting Terms. Notwithstanding anything herein to the contrary, to the extent that any of the terms and conditions of the Branded Jobber Contract conflict with this Fourth Amendment, this Fourth Amendment shall control.

G.	Ratification of Branded Jobber Contract. As amended herein and hereby, Company and Jobber ratify and reaffirm the terms of the Branded Jobber Contract as amended and acknowledge that this Fourth Amendment is incorporated within the Branded Jobber Contract.

    IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to be executed as of the Amendment Date.

BP Products North America Inc.		The Pantry, Inc.

Name:	/s/ Susan Hayden	Name:	/s/ Keith S. Bell

Title:	VP. Key Accounts	Title:	Sr. VP – Fuels

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